UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street Warsaw, Indiana	46580
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 373-3333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2025, Zimmer Biomet Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of $600 million aggregate principal amount of the Company’s 4.700% notes due 2027 (the “2027 Notes”), $550 million aggregate principal amount of the Company’s 5.050% notes due 2030 (the “2030 Notes”) and $600 million aggregate principal amount of the Company’s 5.500% notes due 2035 (the “2035 Notes” and, together with the 2027 Notes and the 2030 Notes, the “Notes”).

The Underwriting Agreement contains representations and warranties, covenants and conditions that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities on customary terms. The sale of the Notes is scheduled to close on February 19, 2025, subject to the satisfaction of customary closing conditions.

The Underwriters and their affiliates are full service financial institutions that have engaged in, and may in the future engage in, commercial banking, financial advisory, investment banking, lending and other commercial dealings in the ordinary course of their business with the Company or its affiliates, including participating as lenders under the Company’s credit facilities, for which they have received, and may in the future receive, customary fees and commissions. For example, Goldman Sachs & Co. LLC has acted as the Company’s exclusive financial advisor with respect to that certain agreement and plan of merger between the Company, its subsidiary Zimmer, Inc., its subsidiary Gazelle Merger Sub I, Inc. and Paragon 28, Inc. (“Paragon 28”), pursuant to which Gazelle Merger Sub I, Inc. will merge with and into Paragon 28, with Paragon 28 continuing as the surviving corporation and an indirect wholly-owned subsidiary of the Company, and Goldman Sachs & Co. LLC will receive customary fees, expense reimbursement and indemnification in connection with such engagement.

In addition, certain of the Underwriters or their affiliates are holders of the Company’s 3.550% notes due 2025 (the “2025 Notes”), and/or have short positions in the 2025 Notes, and will receive their proportionate share of the net proceeds from the offering of the Notes to the extent they hold 2025 Notes at such time and such proceeds are used to redeem or otherwise retire a portion of the 2025 Notes or to repay a portion of the 2025 Notes at maturity.

The Notes will be issued pursuant to a twelfth supplemental indenture, to be dated as of February 19, 2025, to the Company’s Indenture (the “Base Indenture”) dated as of November 17, 2009, between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee. Interest on the 2027 Notes will accrue at a rate of 4.700% per annum, on the 2030 Notes at a rate of 5.050% per annum and on the 2035 Notes at a rate of 5.500% per annum, which interest, in each case, will be payable semi-annually in arrears on February 19 and August 19 of each year, commencing on August 19, 2025. The 2027 Notes will mature on February 19, 2027, the 2030 Notes will mature on February 19, 2030 and the 2035 Notes will mature on February 19, 2035.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-263051), the prospectus dated February 25, 2022 and the related prospectus supplement dated February 11, 2025.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The Base Indenture was incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 11, 2025, among Zimmer Biomet Holdings, Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule I thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding the closing of the offering of the Notes and the Company’s intended use of proceeds. Forward-looking statements may be identified by the use of forward-looking terms such as “intends,” “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could” and similar expressions or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements, including risks that the offering of the Notes is not consummated on the anticipated terms, if at all. For a list and description of some of such risks, uncertainties and changes in circumstances, see the Company’s filings with the Securities and Exchange Commission (the “SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this Current Report on Form 8-K are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2025

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary